UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 18, 2022

8x8, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38312	77-0142404
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 Creekside Way

Campbell, CA 95008

(Address of principal executive offices) (Zip Code)

(408) 727-1885

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	EGHT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐.

Explanatory Note

On January 18, 2022, pursuant to the Agreement and Plan of Merger, dated November 30, 2021, by and among 8x8, Inc., a Delaware corporation (the “Company”), Eagle Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub”), Fuze, Inc. (“Fuze”) and Shareholder Representative Services LLC, as the Seller Agent (the “Seller Agent”), Merger Sub merged with and into Fuze (the “Merger”), with Fuze surviving such Merger as a wholly owned subsidiary of the Company.

This Current Report on Form 8-K/A amends and supplements Item 9.01 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 18, 2022, related to the completion of the Merger (the “Original Form 8-K”). The purpose of this amendment is to provide certain historical financial statements for Fuze and certain pro forma financial information in connection with the Merger.

Except as set forth herein, no modifications have been made to the information contained in the Original Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The unaudited condensed consolidated financial statements of Fuze, including Fuze’s unaudited condensed consolidated balance sheet as of September 30, 2021 and condensed consolidated statements of operations and comprehensive loss and cash flows for the nine months ended September 30, 2021, are being filed as Exhibit 99.2 to this Form 8-K/A.

The audited consolidated financial statements of Fuze, including Fuze’s consolidated balance sheets as of December 31, 2020, and the related consolidated statements of operations and comprehensive loss, stockholders’ deficit and cash flows for the year then ended, are being filed as Exhibit 99.3 to this Form 8-K/A.

(b) Pro Forma Financial Information.

Certain pro forma financial information of the Company is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

(d) Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP

99.2	Unaudited Condensed Consolidated Balance Sheet of Fuze, Inc. as of September 30, 2021 and Condensed Consolidated Statements of Operations, Comprehensive Loss, Redeemable Convertible Preferred Stock and Stockholders’ Deficit, and Cash Flows for the nine months ended September 30, 2021.

99.3	Audited Consolidated Balance Sheet of Fuze, Inc. as of December 31, 2020 and the related Consolidated Statements of Operations, Comprehensive Loss, Redeemable Convertible and Convertible Preferred Stock and Stockholders’ Deficit, and Cash Flows for the year ended December 31, 2020.

99.4	Unaudited Pro Forma Condensed Combined Financial Information.

104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2022

8X8, INC.

By: /s/ Samuel Wilson
Samuel Wilson
Chief Financial Officer